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                                                                   EXHIBIT 10.27

                        CONDITIONAL TRADEMARK ASSIGNMENT

                           (Broadway & Seymour, Inc.)

         THIS CONDITIONAL TRADEMARK ASSIGNMENT made as of July 23, 1997 by and between BROADWAY & SEYMOUR, INC., a Delaware corporation with a principal place of business at 128 South Tryon Street, Charlotte, North Carolina 28202 ("Assignor") and FLEET NATIONAL BANK, a national banking association created and existing under the laws of the United States with a principal place of business at 75 State Street, Boston, Massachusetts 02109, acting as Agent for itself and each of the other Lenders who now or hereafter become parties to the hereinafter defined Loan Agreement ("Assignee").

         WHEREAS, Assignee has this day entered into a certain Loan Agreement with Assignor and the hereinafter defined Other Borrowers pursuant to the terms of which Lenders have agreed to make loans to the hereinafter defined Borrower (the "Loan Agreement"); and

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Loan Agreement; and

                WHEREAS, Elite Information Systems, Inc., a California corporation, Elite Information Systems International, Inc., a California corporation, The MiniComputer Company of Maryland, Inc., a Maryland corporation and Pragmatix Telephony Solutions, Inc., a North Carolina corporation are herein collectively referred to as the "Other Borrowers"; and the Other Borrowers together with Assignor are herein collectively referred to as the "Borrower"; and

         WHEREAS, Pursuant to the terms of a Security Agreement of even date herewith by and between each Assignor and Assignee (collectively, as amended from time to time, the "Security Agreement"), Assignor has concurrently granted to Assignee a security interest in all of Assignor's assets to secure, inter alia, the payment and performance of the Obligations of Borrower to Assignee under the Loan Agreement; and

         WHEREAS, To evidence and perfect the rights of Assignee as grantee of a security interest that has attached in certain of said assets as described below, Assignor has executed and delivered to Assignee this Conditional Trademark Assignment.

         NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN, Assignor does hereby conditionally assign, sell, transfer and grant unto Assignee all of Assignor's right, title and interest in, to and under the following, whether presently existing or hereafter arising or acquired:

         (i) each trademark and servicemark (whether registered or unregistered), and each registration thereof, and each trademark and servicemark registration application (whether federal or state, and whether foreign or domestic) owned by Assignor, including, without limitation, each



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such trademark, servicemark or trademark or servicemark registration application set forth on Schedule A, attached hereto and incorporated herein by reference;

         (ii) all products and proceeds of the foregoing, including, without limitation, any claim or causes of action of Assignor against any third parties for past, present or future infringement of any of the foregoing, with the right to sue and recover the same in the Assignee's own name and for its own use and behoove; and

         (iii) the goodwill of Assignor's business symbolized by each of the foregoing;

         (all of the foregoing, individually and collectively, the "Trademarks").

         PROVIDED, HOWEVER, THAT ASSIGNOR'S RIGHTS IN THE TRADEMARKS SHALL CONTINUE UNTIL, AND ASSIGNEE SHALL HAVE NO OBLIGATIONS WITH RESPECT TO THE TRADEMARKS UNTIL, AND ASSIGNEE SHALL BE ENTITLED TO EXERCISE ITS RIGHTS AND REMEDIES HEREUNDER IN AND WITH RESPECT TO THE TRADEMARKS ONLY UPON, SATISFACTION OF THE FOLLOWING CONDITIONS SUBSEQUENT:

         (a) The occurrence and continuation of an Event of Default as defined in the Loan Agreement; or

         (b) The exercise by Assignee of any or all of its rights or remedies under the Security Agreement in respect of the Trademarks.

         1. Assignor does hereby acknowledge, affirm and represent that:

                  (i) the rights and remedies of Assignee with respect to its interest in the Trademarks are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                  (ii) that nothing in this Conditional Trademark Assignment shall be in derogation of the rights and remedies of Assignee in and to the Trademarks as set forth in the Security Agreement and as shall be available at law or in equity.

                  (iii) Schedule A contains a true and complete record of (a) all registered (state, federal and international) trademarks and servicemarks in which Assignor has any interest and (b) all applications pending for registration of trademarks and servicemarks in which Assignor has any interest.

                  (iv) The Trademarks are subsisting and have not been adjudged invalid or unenforceable, in whole or in part.

                  (v)  Each of the Trademarks is valid and enforceable.


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                  (vi) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, including, without limitation, licenses and covenants by Assignor not to sue third persons.

         2. Assignor covenants that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with Assignor's obligations under this Assignment, without the Assignee's prior written consent.

         3. Assignor covenants that if, before the Obligations shall have been satisfied in full, Assignor shall obtain rights to any additional registered trademarks or servicemarks, or become entitled to the benefit of any registration applications for trademarks or servicemarks, the provisions of this Assignment shall automatically apply thereto and Assignor shall give to the Assignee prompt notice thereof in writing.

         4. Assignor shall indemnify, defend and hold Assignee, its affiliates and their respective directors, officers, employees and agents ("Assignee's Indemnified Parties") harmless from and against all damages, losses or expenses suffered or paid as a result of any and all claims, demands, suits, causes of action, proceedings, judgments and liabilities, including reasonable attorneys' fees incurred in litigation or otherwise assessed, incurred or sustained by or against Assignee's Indemnified Parties or any of them with respect to or arising out of or in any way connected with this Assignment.

         5. Assignor authorizes the Assignee to modify this Assignment by amending Schedule A to include any future trademarks, servicemarks, or trademark or servicemark applications of which Assignor may acquire an interest.

         6. At such time as Borrower shall completely and finally satisfy all of the Obligations, the Assignee shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Assignor full title to the Trademarks, subject to any disposition thereof which may have been made by the Assignee pursuant to the Security Agreement.

         IN WITNESS WHEREOF, Assignor has caused this Conditional Trademark Assignment to be duly executed by its duly authorized officer as of the date first set forth above.


                                      BROADWAY & SEYMOUR, INC.


                                      By:___________________________
                                         Alan C. Stanford, President


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                                      FLEET NATIONAL BANK
                                      as Agent for itself and the Lenders


                                      By:____________________________
                                         Michael S. Barclay
                                         Assistant Vice President



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                      CONDITIONAL ASSIGNMENT OF TRADEMARKS

                                   SCHEDULE A


Trademark/Servicemark               Registration or
                                       Serial Number



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